Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2025
Assets and Liabilities Held for Sale [Abstract]
Assets and liabilities held for sale

5. Assets and liabilities held for sale

Assets and liabilities classified as held for sale consisted of the following:

		As at December 31
	2025	2024
Assets held for sale
Prepaid expenses and other	$-	$2.1
Property, plant and equipment	-	381.6
	$-	$383.7
Liabilities related to assets held for sale
Current portion of decommissioning liability	$-	$5.8
Non-current portion of decommissioning liability	-	66.4
	$-	$72.2

On December 31, 2024, the Company classified our Pembina Assets as assets held for sale. These assets were recorded at the lesser of fair value less costs to sell and their carrying amount, resulting in a non-cash, before-tax, impairment loss of $395.4 million. The impairment expense was recorded as additional depletion, depreciation, and impairment on the Consolidated Statements of Income (Loss).